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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) May 1, 1998


                      CALIFORNIA COASTAL COMMUNITIES, INC.
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)

             0-17189                                 02-0426634
     (Commission File Number)          (I.R.S. Employer Identification No.)



4343 Von Karman Avenue, Newport Beach, California         92660
(Address of principal executive offices)                (Zip Code)


                                  (714) 833-3030
               (Registrant's Telephone Number, Including Area Code)


                            KOLL REAL ESTATE GROUP, INC.
                          (Former Name or Former Address,
                           if Changed Since Last Report)

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Item 5.  OTHER EVENTS

       On May 1, 1998 the Registrant changed its name from "Koll Real Estate Group, Inc." to "California Coastal Communities, Inc." The name change was effected through the merger of the Registrant and a wholly-owned subsidiary.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits:

       Exhibit No.              Description
       -----------              -----------

       3 Certificate of Ownership and Merger dated May 1, 1998 merging California Coastal Communities, Inc. into Koll Real Estate Group, Inc.



                                        2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CALIFORNIA COASTAL COMMUNITIES, INC.
                                   (formerly Koll Real Estate Group, Inc.)



Date:  May 1, 1998                By:  /s/ Raymond J. Pacini
                                       ----------------------------------
                                       Raymond J. Pacini
                                       Chief Executive Officer



                                        3.